Amplify Pure Junior Gold Miners ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 96.7%
Materials - 96.7%
Alamos Gold, Inc.	4,476	$30,513
Alkane Resources Ltd. (a)	48,018	27,741
Archi Indonesia Tbk PT (a)	451,650	14,697
Argonaut Gold, Inc. (a)	15,033	26,950
B2Gold Corp.	9,771	35,187
Caledonia Mining Corp. PLC	1,584	17,994
Calibre Mining Corp. (a)	15,168	14,670
Centamin PLC	28,005	33,387
Centerra Gold, Inc.	4,524	36,497
Coeur Mining, Inc. (a)	6,400	30,016
Dacian Gold Ltd. (a)	209,668	25,851
DRDGOLD Ltd. - ADR	3,903	31,146
Dundee Precious Metals, Inc.	5,080	29,838
Eldorado Gold Corp. (a)	3,919	34,297
Equinox Gold Corp. (a)	4,524	25,932
Evolution Mining Ltd.	13,806	34,045
GCM Mining Corp.	8,077	33,151
Gold Road Resources Ltd.	33,216	31,125
Great Bear Resources Ltd. (a)	2,077	46,266
Great Panther Mining Ltd. (a)	72,930	14,586
Greatland Gold PLC (a)	96,895	17,940
i-80 Gold Corp. (a)	10,476	21,911
IAMGOLD Corp. (a)	13,366	32,580
Jaguar Mining, Inc.	5,505	17,401
K92 Mining, Inc. (a)	6,567	32,840
Karora Resources, Inc. (a)	7,209	22,560
Koza Altin Isletmeleri AS (a)	4,200	40,104
Lundin Gold, Inc. (a)	4,098	29,644
McEwen Mining, Inc. (a)	31,021	26,442
Novagold Resources, Inc. (a)	3,169	20,881
OceanaGold Corp. (a)	18,705	28,827
Osisko Gold Royalties Ltd.	2,838	31,330
Osisko Mining, Inc. (a)	12,798	44,176
Pan African Resources PLC	163,635	39,957
Perseus Mining Ltd.	30,570	31,338
Petropavlovsk PLC (a)	112,612	22,618
Pretium Resources, Inc. (a)	3,165	42,953
Ramelius Resources Ltd.	29,784	28,014
Red 5 Ltd. (a)	65,433	12,447
Regis Resources Ltd.	21,423	25,659
Resolute Mining Ltd. (a)	102,726	20,627
Royal Gold, Inc.	466	47,322
Sabina Gold & Silver Corp. (a)	14,230	15,105
Seabridge Gold, Inc. (a)	1,686	27,060
Silver Lake Resources Ltd. (a)	29,482	30,534
SSR Mining, Inc.	2,350	38,674
St Barbara Ltd.	30,621	26,428
Torex Gold Resources, Inc. (a)	3,072	30,097
Wesdome Gold Mines Ltd. (a)	4,210	36,181
West African Resources Ltd. (a)	35,497	27,635
Westgold Resources Ltd.	23,977	30,661
Yamana Gold, Inc.	8,479	35,001
		1,508,836
Total Common Stocks (Cost $1,879,267)		1,508,836

MONEY MARKET FUNDS - 0.9%
Invesco Government & Agency Portfolio - Institutional Class - 0.03% (b)	14,615	14,615
Total Money Market Funds (Cost $14,615)		14,615
Total Investments - 97.6%
(Cost $1,893,882)		$1,523,451

Percentages are based on Net Assets of $1,560,978.
ADR -	American Depositary Receipt
(a)	Non-income producing security.
(b)	Seven-day yield as of January 31, 2022.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the period ended January 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended January 31, 2022, there have been no significant changes to the Fund's fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last price.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of January 31, 2022:

Category
Investments in Securities
Assets
Level 1
Common Stocks
Australia	$380,932
Britain	57,897
Canada	805,773
Indonesia	14,697
Jersey	33,387
Russia	22,618
South Africa	49,140
Turkey	40,104
United States	104,288
Money Market Funds	14,615
Total Level 1	1,523,451
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$1,523,451

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended January 31, 2022, there were no transfers into or out of Level 3 for the Fund.